Exhibit 10.2(b)

AMENDMENT NO. 2
TO
AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

             THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT is effective as of March 20, 2001 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the “Company”) and the shareholders listed on the signature pages hereto.

             WHEREAS, the parties hereto are parties to that certain Shareholders’ Agreement, dated as of January 29, 1999(the “Original Shareholders’ Agreement”) as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein and as further amended by Amendment No. 1 thereto effective as of February 22, 2000, by and among the Company and the other parties specified in such Amendment No. 1 (the “Shareholders’ Agreement”);

             WHEREAS, the parties have determined to amend the Shareholders’ Agreement in accordance with Section 8.04 thereof, as provided herein;

             NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders’ Agreement as follows:

             1.          New Section 3.09.  There is hereby inserted into the Shareholders' Agreement a new Section 3.09, immediately after existing Section 3.08 and immediately prior to existing Article 4, which shall read as follows:

             "Section 3.09    Special Eagle River Transfer Rights. Notwithstanding anything in this Agreement to the contrary : (a) Eagle River and any member of the McCaw Group that would be a Permitted Transferee of Eagle River (as determined in accordance with clause (vii) of the defined term "Permitted Transferee" appearing in Section 1.01 of this Agreement) may, in the context of a bona fide loan transaction in which such party or parties is or are extended credit by one or more financial institutions or other lenders, transfer any or all of the Shares owned by such party or parties, by way of a pledge of such Shares as collateral security for the loan(s) so extended, to or for the benefit of the financial institutions or other lenders extending such loans (a "Pledgee Lender") and (b) each Pledgee Lender (or any agent acting on its behalf) may take possession of and subsequently transfer, in the context of a bona fide enforcement repossession of the Shares as collateral security for a loan or loans (following a declaration of default regarding such loan or loans), any or all of the Shares that have been pledged to or for the benefit of such Pledgee Lender.  It is understood and agreed that (i) any transfer of Shares permitted by the foregoing clauses (a) and /or (b) need not be made in compliance with any of the restrictions on transfer and related processes imposed pursuant to any other provisions of this Agreement, (ii) any transfer of Shares permitted by the foregoing clauses (a) and (b) nonetheless shall only be made in compliance with, and to the extent permitted by, applicable laws, rules, regulations or statutes, and that the parties involved in any such transfer shall be solely responsible for assuring such compliance and (iii) if, following a transfer of the type described in clause (a) above, the Shares subject to any such pledge arrangement are transferred (whether by return of or on behalf of the Pledgee Lender(s) upon satisfaction of the relevant loan obligations, in substitution for other collateral security, by release or otherwise) to Eagle River, any other member of the McCaw Group or any of their respective Permitted Transferees, such Shares thereupon shall immediately again become subject to the provisions of Article 3 of this Agreement, and this Section 3.09 shall not operate to exempt such shares from the restrictions on transfer and related processes imposed pursuant to the other provisions of Article 3 (except in the context of a subsequent pledge of such Shares made in accordance with clause (a) of this Section 3.09)."

2.          Definitions and Miscellaneous.

(a)         Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders’ Agreement.

(b)        Each of the Shareholders identified on Annex A hereto confirms that, as of March 20, 2001, it is the beneficial owner and holder of record of that number of shares of the Company's Capital Stock that constitute Voting Stock, as set forth opposite such Shareholder's name on Annex A, and that such Shareholder has sole voting and dispositive power over such shares.

SIGNATURE PAGES TO FOLLOW

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Amended and Restated Shareholders’ Agreement to be duly executed by their respective authorized officers.

NEXTEL PARTNERS, INC., a Delaware corporation

By: /s/ Donald J. Manning
Name: Donald J. Manning
Title: Vice President & General Counsel
Date: March 20, 2001

NEXTEL WIP CORP., a Delaware corporation

By: /s/ Leonard J. Kennedy
Name: Leonard J. Kennedy
Title: Vice President
Date: March 20, 2001

DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware Limited Partnership

By: DLJ Merchant Banking II, Inc., as managing general partner

By: /s/ Andy Rush
Name: Andy Rush
Title: Managing Director
Date:

DLJ MERCHANT BANKING PARTNERS II - A, L.P., a Delaware Limited Partnership

By: DLJ Merchant Banking II, Inc., as managing general partner

By: /s/ Andy Rush
Name: Andy Rush
Title: Managing Director
Date:

DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles Limited Partnership

By: DLJ Merchant Banking II, Inc., as advisory general partner

By: /s/ Andy Rush
Name: Andy Rush
Title: Managing Director
Date:

DLJ DIVERSIFIED PARTNERS, L.P., Inc., a Delaware Limited Partnership

By: DLJ Diversified Partners, Inc., as managing general partner

By: /s/ Andy Rush
Name: Andy Rush
Title: Managing Director
Date:

DLJ DIVERSIFIED PARTNERS-A, L.P., Inc., a Delaware Limited Partnership

By: DLJ Diversified Partners, Inc., as managing general partner

By: /s/ Andy Rush
Name: Andy Rush
Title: Managing Director
Date:

DLJ MILLENIUM PARTNERS, L.P., a Delaware Limited Partnership

By: DLJ Merchant Banking II, Inc., as managing general partner

By: /s/ Andy Rush
Name: Andy Rush
Title: Managing Director
Date:

DLJ MILLENIUM PARTNERS-A, L.P.

By: DLJ Merchant Banking II, Inc., as advisory general partner

By: /s/ Andy Rush
Name: Andy Rush
Title: Managing Director
Date:

DLJMB FUNDING II, INC., a Delaware Corporationp

By: /s/ Andy Rush
Name: Andy Rush
Title: Managing Director
Date:

DLJ LBO Plans Management Corporation, as manager

By: /s/ Andy Rush
Name: Andy Rush
Title: Managing Director
Date:

DLJ EAB PARTNERS, L.P.
By:	DLJ LBO Plans Management Corporation, as managing general partner
By:	/s/ Andy Rush
	Name:	Andy Rush
	Title:	Managing Director
Date:
DLJ ESC II, L.P.
By:	DLJ LBO Plans Management Corporation, as manager
By:	/s/ Andy Rush
	Name:	Andy Rush
	Title:	Managing Director
Date:
UK INVESTMENT PLAN 1997 PARTNERS, a Delaware Limited Partnership
By:	UK Investment Plan 1997 Partners, Inc. as general partner
By:	/s/ Andy Rush
Name:
Title:
Date:

MADISON DEARBORN CAPITAL PARTNERS II, L.P.
By:	Madison Dearborn Partners II, L.P., its General Partner
By:	Madison Dearborn Partners, Inc., its General Partner
By:	/s/ Andrew E. Sinwell
	Name:	Andrew E. Sinwell
	Title:	Managing Director
	Date:	3/21/01

EAGLE RIVER INVESTMENTS, LLC, a Washington limited liability company
By:	/s/ Dennis Weibling
	Name:	Dennis Weibling
	Title:	President
Date:

MOTOROLA, INC., a Delaware corporation
By:	/s/ Keith A. Sane
Name:
Title:
Date:
JOHN CHAPPLE
/s/ John Chapple
Date:
PERRY SATTERLEE
/s/ Perry Satterlee
Date:
MARK FANNING
/s/ Mark Fanning
Date:
JOHN THOMPSON
/s/ John D. Thompson
Date:
DAVID THALER
/s/ David Thaler
Date:	3/21/01

DAVID AAS
/s/ David Z. Aas
Date:
JDT-JRT L.L.C.
By:	John D. Thompson, Manager
By:	/s/ John D. Thompson
	Name:	John D. Thompson
	Title:	Manager
Date:
JRC COHO L.L.C.
By:	John H. Chapple, Manager
By:	/s/ John H. Chapple
	Name:	John H. Chapple
	Title:	Manager
Date:
PSS-MSS, LP
By:	Perry Satterlee, General Partner
By:	/s/ Perry Satterlee

Date:

ANNEX A
TO
AMENDMENT NO. 2
TO
AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT
Shareholder	Company Capital Stock Beneficially Owned
DLJ Merchant Banking Ptr. II LP	17,973,750 Class A Common
DLJ Merchant Banking Ptr. II-A, LP	715,800 Class A Common
DLJ Offshore Partners II, CV	883,854 Class A Common
DLJ Diversified Partners, LP	1,050,822 Class A Common
DLJ Diversified Partners-A, LP	390,246 Class A Common
DLJ EAB Partners, LP	80,700 Class A Common
DLJ ESC II, LP	3,814,334 Class A Common
DLJ First ESC, LP	34,590 Class A Common
DLJ Millenium Partners, LP	290,616 Class A Common
DLJ Millenium Partners-A, LP	56,676 Class A Common
DLJMB Funding II, Inc.	2,840,980 Class A Common
UK Investment Plan 1997 Partners	400,764 Class A Common
Madison Dearborn Capital Ptrs II, LP	27,218,904 Class A Common
Eagle River Investments LLC	19,500,012 Class A Common
Motorola, Inc.	13,076,376 Class A Common
Nextel Partners Management	9,831,636 Class A Common
Nextel WIP Corp.	79,056,228 Class B Common 13,110,000 Series B Preferred